Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

(the “Trust”)

Calamos Nasdaq-100® Structured Alt Protection ETF® – September

(the “Fund”)

Supplement dated August 17, 2026

to the Fund’s Prospectus dated November 28, 2025, as amended

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

Capitalized terms not defined herein have the same meaning as in the Fund’s prospectus.

As described in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The Fund’s current Outcome Period ends on August 31, 2026. The next Outcome Period will begin on September 1, 2026 and end on August 31, 2027 (the “Upcoming Outcome Period”). The Fund’s anticipated Cap range for the Upcoming Outcome Period beginning on September 1, 2026 is set forth below.

8.03% - 9.03%

(7.34% - 8.34% after taking into account the Fund’s management fees)

The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s management fee, as described in the prospectus.

On September 1, 2026, the Fund’s prospectus will be amended to update all references to the Cap to reflect the Cap for the Upcoming Outcome Period, as described above.

Please retain this supplement for future reference.